UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2023
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UNIVERSAL CORPORATION
(Exact name of registrant as specified in its charter)
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Virginia		001-00652	54-0414210
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

9201 Forest Hill Avenue,	Richmond,	Virginia	23235
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code
(804) 359-9311

Not applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbols	Name of Exchange on which registered
Common Stock, no par value	UVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.             ☐

Item 2.02.    Results of Operations and Financial Condition.

    Universal Corporation (the “Company”) issued a press release on November 2, 2023, discussing its results for the quarter ended September 30, 2023. The press release is attached as Exhibit 99.1 and is incorporated by reference into this Item 2.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 1, 2023, the Board of Directors (the “Board”) of the Company amended and restated the Company’s Amended and Restated Bylaws (as amended and restated, the “Bylaws”), which changes are effective as of November 1, 2023. The Bylaws were amended to clarify and implement certain procedural and disclosure requirements for shareholders nominating individuals for election or reelection as directors at the Company’s annual or special meetings of shareholders in connection with the “universal proxy” rules adopted by the Securities and Exchange Commission pursuant to Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The amendments to the Bylaws also include other technical, clarifying, and modernizing revisions, including revisions to clarify and implement certain procedural and disclosure requirements for shareholders nominating an individual for election or reelection as a director or proposing business to be brought before an annual meeting of shareholders.

Specifically, the amendments to the Bylaws include requirements that a shareholder nominating an individual for election or reelection as a director (i) provide all information required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies pursuant to Section 14 of the Exchange Act; (ii) provide the nominee’s written consent to being named in the Company’s proxy card; (iii) satisfy all requirements of Rule 14a-19 and provide evidence thereof; and (iv) use a proxy card color other than white, which is reserved for the Company’s proxy card. In addition, the amendments to the Bylaws (i) require additional information from shareholders submitting nominations or proposals (including certain information related to securities ownership) and from any nominee, and (ii) modify the advance notice window for shareholders submitting director nominations and proposals (other than proposals pursuant to Rule 14a-8 under the Exchange Act). To be timely, a shareholder’s notice must be received at the Company’s principal executive offices not less than 120 days nor more than 150 days prior to the anniversary of the previous year’s annual meeting of shareholders.

The foregoing description of the amendments to the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, which is included as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01.    Other Events.

On November 2, 2023, the Company issued a press release announcing a quarterly dividend for the Company’s common stock. The press release is attached as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	No.	Description

	3.1	Amended and Restated Bylaws of Universal Corporation, effective as of November 1, 2023.*

	99.1	Press release dated November 2, 2023, announcing financial results for the quarter ended September 30, 2023.*

	99.2	Press release dated November 2, 2023, announcing quarterly dividend*

	101	Interactive Data File (submitted electronically herewith).*

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its Inline XBRL tags are embedded within the Inline XBRL document. 101.SCH XBRL Taxonomy Extension Schema Document 101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document 101.LAB XBRL Taxonomy Extension Label Linkbase Document 101.PRE XBRL Taxonomy Extension Presentation Linkbase Document In accordance with Rule 406T of Regulation S-T, the Inline XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be part of any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

	104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
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*Filed herewith

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVERSAL CORPORATION
(Registrant)

Date:	November 2, 2023	By:	/s/ Preston D. Wigner
Preston D. Wigner
Vice President, General Counsel, and Secretary

Exhibit Index

Exhibit
Number	Document

3.1	Amended and Restated Bylaws of Universal Corporation, effective as of November 1, 2023.*

99.1	Press release dated November 2, 2023, announcing financial results for the quarter ended September 30, 2023.*

99.2	Press release dated November 2, 2023, announcing quarterly dividend*

101	Interactive Data File (submitted electronically herewith).*

101.INS XBRL Instance Document - the instance document does not appear in the Interactive Data File because its Inline XBRL tags are embedded within the Inline XBRL document. 101.SCH XBRL Taxonomy Extension Schema Document 101.CAL XBRL Taxonomy Extension Calculation Linkbase Document 101.DEF XBRL Taxonomy Extension Definition Linkbase Document 101.LAB XBRL Taxonomy Extension Label Linkbase Document 101.PRE XBRL Taxonomy Extension Presentation Linkbase Document In accordance with Rule 406T of Regulation S-T, the Inline XBRL related information in Exhibit 101 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section and shall not be part of any registration or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
__________
*Filed herewith